UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 9, 2007

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                      Utilicraft Aerospace Industries, Inc.

             (Exact name of registrant as specified in its charter)

              Nevada                  333-128758                20-1990623
 (State or other jurisdiction of   (Commission File           (IRS Employer
          incorporation)                Number)             Identification No.)


                              7339 Paseo Del Volcan
                          Albuquerque, New Mexico         87121
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (866)843-1348

                                 Not applicable

          (Former name or former address, if changed since last report)

Check  the   appropriate  box  below  if  the  Form8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))


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Section 4 -- Matters Related to Accountants and Financial Statements

Item 4.01 Change in Registrant's Certifying Accountant.

On May 30, 2007, Utilicraft Aerospace Industries, Inc. (the "Registrant" or "Utilicraft") received a letter from Turner, Stone & Company, L.L.P. ("Turner, Stone") dated May 22, 2007, filed herewith to replace a draft of the letter filed in Form 8-K on May 25, 2207, responding to the Form 8-K filed by Utilicraft on May 11, 2007 regarding Turner, Stone's dismissal as Utilicraft's independent accounting firm.

In the Form 8-K, Utilicraft made certain required disclosures, including among others whether it had had any "disagreements" with Turner, Stone or whether Turner, Stone had advised Utilicraft of certain matters that, upon the dismissal of the independent accountants would constitute events required to be reported in the Form 8-K ("reportable events"); the terms "disagreement" and "reportable events" as used by Utilicraft are defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission. Utilicraft has received management letters from Turner, Stone addressed to its Board of Directors in connection with its annual audits for years ended December 31, 2005 and 2006. These letters identified internal control weaknesses, all of which have been or are being addressed by Utilicraft, but at the time were not characterized by Turner, Stone as "disagreements" or "reportable events." These matters are being characterized as either "disagreements" or "reportable events" due to the fact that these issues were not resolved to Turner, Stone's satisfaction at the time of its dismissal.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits
        Exhibit No.       Description

        99.1              Letter from Turner, Stone & Company, L.L.P.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Utilicraft Aerospace Industries, Inc.


Date: July 9, 2007                             By:      /s/ John J. Dupont
                                                        ------------------------
                                                        John J. Dupont
                                                        President and CEO



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